Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO AMENDED AND RESTATED FINANCING AGREEMENT
and
AMENDMENT NO. 1 TO AMENDED AND RESTATED PARENT GUARANTY

AMENDMENT NO. 1 TO AMENDED AND RESTATED FINANCING AGREEMENT and AMENDMENT NO.1 TO AMENDED AND RESTATED PARENT GUARANTY (this "Amendment"), dated as of June 23, 2014, by and among Lion Oil Company, an Arkansas corporation (the "Borrower"), each subsidiary of the Borrower listed as a "Guarantor" on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors"), Bank Hapoalim B.M. ("Hapoalim"), Israel Discount Bank of New York ("IDB"; together with Hapoalim, in their respective capacities as lenders under the Financing Agreement referred to below, the "Existing Lenders"), Fifth Third Bank ("Fifth Third"; together with the Existing Lenders, each a "Lender" and collectively, the "Lenders"), and Hapoalim, in its capacity as collateral agent for the Lenders (in such capacity, the "Collateral Agent").
The Borrower, the Guarantors, the Existing Lenders and the Collateral Agent have previously entered into the Amended and Restated Financing Agreement dated as of December 18, 2013 (as amended, restated or otherwise modified prior to the date hereof, the "Financing Agreement"), pursuant to which the Existing Lenders have made certain loans and financial accommodations available to the Borrower. Delek US Holdings, Inc., a Delaware corporation, the Existing Lenders and the Collateral Agent have previously entered into the Amended and Restated Parent Guaranty, dated as of December 18, 2013 (as amended, restated or otherwise modified prior to the date hereof, the "Parent Guaranty"). The Borrower has requested that Fifth Third become a Lender under the Financing Agreement and make an additional term loan to the Borrower pursuant to the Incremental Loan provisions of the Financing Agreement in the principal amount of $20,000,000, and Fifth Third has agreed to make such additional term loan, subject to the terms and conditions set forth herein. The Existing Lenders are willing to enter into this Amendment and to facilitate the making of the Incremental Loan by Fifth Third Bank in the principal amount of $20,000,000 even though the Incremental Loan will be funded more than 90 days after the Effective Date, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.
2.    Amendment to Preamble to the Financing Agreement. The preamble to the Financing Agreement is hereby amended and restated in its entirety to read as follows:
"Amended and Restated Financing Agreement, dated as of December 18, 2013, by and among Lion Oil Company, an Arkansas corporation (the "Borrower"), each subsidiary of the Borrower listed as a "Guarantor" on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors"), Bank Hapoalim B.M. ("Hapoalim"), Israel Discount Bank of New York ("IDB"; together with Hapoalim, each other lender from time to time party hereto, and each of their respective permitted successors and assigns, each a "Lender" and collectively, the "Lenders"), and Bank Hapoalim B.M., in its capacity as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent")."
3.    New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
""Amendment No. 1" means Amendment No. 1 to Amended and Restated Financing Agreement and Amendment No. 1 to Amended and Restated Parent Guaranty, dated as of June 23, 2014, by and among the Collateral Agent, the Lenders, and the Loan Parties."
""Amendment No. 1 Effective Date" means the "Amendment Effective Date" as defined in Amendment No. 1."
""Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute."
""Excluded Swap Obligation" means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal."
""Fifth Third" means Fifth Third Bank."
""Guaranties" means (a) each Subsidiary Guaranty, and (b) the Parent Guaranty."
""Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act."
""Swap Obligation" means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act."
4.    Change to Definition of "Obligation". Section 1.01 of the Financing Agreement is hereby amended by inserting in the second sentence of the definition of "Obligations", immediately before the period at the end of the definition, the following: "; provided that Excluded Swap Obligations shall not be "Obligations" of any Guarantor that is not a Qualified ECP Guarantor."
5.    Amendment to Section 2.01. Section 2.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:
"Section 2.01    Commitments and Loans.
(a)    Each Existing Lender that had a Term Loan Commitment to make a portion of the Term Loan on the Original Effective Date made its portion of such initial Term Loan to the Borrower on the Original Effective Date, which initial Term Loan was, in the aggregate for all Lenders on the Original Effective Date, in the original aggregate principal amount of $100,000,000. Each Lender that had a Term Loan Commitment to make a portion of the additional Term Loan on the Effective Date made its portion of such additional Term Loan to the Borrower on the Effective Date, which additional Term Loan was, in the aggregate for all Lenders on the Effective Date, in the original aggregate principal amount of $36,723,669.83. The amount of each such Loan held by each Lender on the Effective Date, the portion of the Term Loan each Lender purchased from BLUSA on the Effective Date, and each Lender's additional Term Loan Commitment was set forth in further detail on Schedule 1.01(A), as in effect on the Effective Date. The Borrower hereby acknowledges, confirms and agrees that, as of the Amendment No. 1 Effective Date, the outstanding Term Loan and all other Obligations, together with interest accrued and accruing thereon, all fees, costs and expenses and other charges now or hereafter payable by the Borrower to the Collateral Agent and the Lenders, are unconditionally owing (and are due on the respective dates) by the Borrower to the Collateral Agent and the Lenders, without set-off, counterclaim, deduction, offset or defense of any kind, nature or description whatsoever. Without limiting the generality of the foregoing, on the Effective Date, the Existing Loan made pursuant to the Existing Financing Agreement and outstanding on the Effective Date (immediately prior to giving effect thereto) was continued and remained outstanding in the form of (and automatically be deemed to constitute) a portion of the Term Loan under this Agreement. After giving effect to the Transactions that occurred on the Effective Date, the aggregate principal amount of the outstanding Term Loan held by the Lenders on the Effective Date was $90,000,000. As of the Amendment No. 1 Effective Date, and before giving effect to any additional loans to be made on the Amendment No. 1 Effective Date, the aggregate principal amount of the outstanding Term Loan held by the Lenders is $90,000,000, as set forth in further detail on Schedule 1.01(A) (as amended by Amendment No. 1).
(b)    Subject to the terms and conditions and relying upon the representations and warranties herein set forth, Fifth Third agrees to make an additional portion of the Term Loan available to the Borrower on the Amendment No. 1 Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Term Loan Commitment. After giving effect to the making of the additional portion of the Term Loan by Fifth Third on the Amendment No. 1 Effective Date, the aggregate principal amount of the outstanding Term Loan held by the Lenders shall be $110,000,000, as set forth in further detail on Schedule 1.01(A). Any principal amount of the Term Loan that is repaid or prepaid may not be reborrowed."

6.    Amendment to Section 2.02(a). Section 2.02(a) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:
"(a) The Borrower shall give the Lenders prior telephonic notice (immediately confirmed in writing, in substantially the form of Exhibit A hereto (a "Notice of Borrowing")), not later than 12:00 noon (New York City time) on the date which is three (3) Business Days prior to the date of the proposed Loan (or such shorter period as the Lenders are willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the borrowing date of the proposed Loan). Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan, (ii) whether the Loan is requested to be a Reference Rate Loan or a LIBOR Rate Loan and, in the case of a LIBOR Rate Loan, the initial Interest Period with respect thereto, (iii) the use of the proceeds of such proposed Loan, and (iv) the proposed borrowing date, which, with respect to the additional portion of the Term Loan to be made by Fifth Third, must be the Amendment No. 1 Effective Date. The Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Lenders in good faith to be from the Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Borrower to the Lenders)."
7.    Amendment to Section 2.03(a). Section 2.03(a) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:
"(a) The outstanding principal of the Term Loan shall be repayable in (i) 16 consecutive quarterly installments, on the last day of each March, June, September and December (each a "Scheduled Repayment Date"), commencing on December 31, 2014 and ending on September 30, 2018, each in an amount equal to $5,500,000, and (ii) one (1) payment on the Final Maturity Date in the amount necessary to repay in full the unpaid principal amount of the Term Loan. The outstanding principal of the Term Loan shall be repaid in full on the Final Maturity Date. The Borrower shall pay directly to each Lender its Pro Rata Share of each installment of principal of the Term Loan that is payable in accordance with this Section."
8.    Amendment to Section 2.05(c)(v). Section 2.05(c)(v) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:
"(v)    Within five (5) Business Days after the end of any month during which any Dividend Prepayment Event occurred, the Borrower shall (A) notify each Lender in writing (the "Dividend Prepayment Notice") of the occurrence of all such Dividend Prepayment Events during such prior month and the aggregate Dividend Prepayment Amount received or issued in respect thereof and reference this Section, (B) offer in such Dividend Prepayment Notice to prepay the outstanding principal amount of the Term Loan in an amount equal to such Dividend Prepayment Amount (the "Dividend Prepayment Event Offer"), and (C) specify in such Dividend Prepayment Notice that each Lender shall have the option, in its sole discretion, to accept all or a portion of such Dividend Prepayment Event Offer by giving written notice to the Borrower of its election to receive its Pro Rata Share of such Dividend Prepayment Amount within ten (10) Business Days after its receipt of such Dividend Prepayment Notice. If such Lender accepts the Dividend Prepayment Event Offer in accordance with this Section 2.05(c)(v), then within three (3) Business Days of the Borrower's receipt of such acceptance, the Borrower shall prepay such Lender's Term Loan in an amount equal to such Lender's share of such Dividend Prepayment Amount. If any Lender does not notify the Borrower of its acceptance of any Dividend Prepayment Event Offer within ten (10) Business Days of its receipt of an applicable Dividend Prepayment Notice, then such Lender shall be deemed to have elected, as of such date, not to receive its share of the Dividend Prepayment Amount described in such Dividend Prepayment Notice. To the extent any Lender does not elect to accept a Dividend Prepayment Event Offer in accordance with this Section 2.05(c)(v), the Borrower shall not be required or permitted to offer to pay the amount of such Lender's share of the applicable Dividend Prepayment Amount to the other Lenders (in their capacity as Lenders under this Agreement). All payments made pursuant to this Section 2.05(c)(v) shall be made in accordance with Section 2.05(d)(ii)."
9.    Amendment to Section 2.06(b). Section 2.06(b) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:
"(b) Fifth Third Closing Fee. On or prior to the Amendment No. 1 Effective Date, the Borrower shall pay to Fifth Third a non-refundable closing fee (the "Fifth Third Closing Fee") equal to 1.50% multiplied by the amount of the additional Term Loan made by Fifth Third on the Amendment No. 1 Effective Date, which shall be deemed fully earned when paid."
10.    Amendment to Section 9.01. Section 9.01 of the Financing Agreement is hereby amended by replacing the first sentence thereof in its entirety to read as follows:
Section 9.01    Guaranty. Each Subsidiary Guarantor hereby jointly and severally and unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding), fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrower, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Collateral Agent and the Lenders in enforcing any rights under the guaranty set forth in this ARTICLE IX, provided that the Guaranteed Obligations shall exclude any Excluded Swap Obligations.
11.    Amendment to Schedule 1.01(A). Schedule 1.01(A) is hereby amended by deleting the table setting forth the Commitments of the Lenders and substituting the table set forth on Annex I to this Amendment therefor.
12.    Amendment to Parent Guaranty. The preamble to the Parent Guaranty is hereby amended and restated in its entirety to read as follows:
"PARENT GUARANTY, dated December 18, 2013 (this "Guaranty"), made by Delek US Holdings, Inc., a Delaware corporation (the "Guarantor"), in favor of Israel Discount Bank of New York ("IDB"), Bank Hapoalim BM ("Hapoalim"), Fifth Third Bank ("Fifth Third"; together with IDB and Hapoalim and each other lender from time to time party to the Financing Agreement referred to below, each a "Lender" and collectively, the "Lenders"), and Bank Hapoalim BM, in its capacity as collateral agent for the Lenders (in such capacity, the "Collateral Agent"; together with the Lenders, each a "Secured Party" and collectively, the "Secured Parties")."

13.    Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction in full or waiver by all Lenders of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):
(a)    Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in the Financing Agreement and in each other Loan Document, certificate or other writing delivered to the Collateral Agent or any Lender pursuant hereto or thereto on or prior to the Amendment Effective Date are true and correct on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that any such representation or warranty (or any schedules related thereto) expressly relate to an earlier date (in which case any such representations and warranties are true and correct on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment or the other Loan Documents becoming effective in accordance with its or their respective terms.
(b)    Delivery of Documents. The Lenders shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Lenders and, unless indicated otherwise, dated as of the Amendment Effective Date: this Amendment, customary officer's certificates and authorizing resolutions for each Loan Party, opinions of counsel, certificates of good standing, Notices of Borrowing with respect to the additional portion of the Term Loan to be provided by Fifth Third, LIBOR Notices, mortgage amendments and such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Lenders in form and substance, as the Lenders may reasonably request.
(c)    Amendment to Pledge Amendment. The Lenders shall have received an executed amendment to the Pledge Amendment dated as of November 7, 2012, in form and substance satisfactory to the Lenders.
(d)    Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans or the conduct of the Loan Parties' business shall have been obtained and shall be in full force and effect.
(e)    Fifth Third Closing Fee. The Borrower shall have paid to Fifth Third the Fifth Third Closing Fee, as required in Section 2.06(b) of the Financing Agreement (as amended by this Amendment).
(f)    Payment of Fees, Etc. The Borrower shall have paid on or before the date of this Agreement all other fees, costs, expenses and taxes then payable pursuant to Section 2.06 and Section 10.04 of the Financing Agreement.
14.    Representations and Warranties. Each Loan Party represents and warrants to the Collateral Agent and the Lenders as follows:
(a)    Representations and Warranties. The representations and warranties contained in the Financing Agreement and in each other Loan Document, certificate or other writing delivered to the Collateral Agent or any Lender pursuant to the Financing Agreement or this Amendment are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date), and no Default or Event of Default has occurred and is continuing.
(b)    Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, and (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform each Loan Document as amended by this Amendment or in connection herewith.
(c)    Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment, and the performance of the Loan Documents as amended by this Amendment and in connection herewith, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene any of its Governing Documents, any material Requirement of Law or any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.
(d)    Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment, or in connection with the performance of any Loan Document as amended by this Amendment or in connection herewith.
(e)    Enforceability of Loan Documents. Each of this Amendment and the Loan Documents, as amended by this Amendment and in connection herewith, constitute legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.
(f)    Solvency. As of the Amendment No. 1 Effective Date, after giving effect to the transactions contemplated by this Amendment and before and after giving effect to each Loan to be made on the Amendment Effective Date, each Loan Party is, and the Loan Parties on a consolidated basis are, Solvent.
15.    Joinder to Financing Agreement. Fifth Third acknowledges and agrees that, upon the making of its portion of the Term Loan to the Borrower in accordance with this Amendment, it (a) shall become a "Lender" under, and for all purposes of, the Financing Agreement and the other Loan Documents, (b) agrees that it will, independently and without reliance upon the Collateral Agent or any other Lender, based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under the Loan Documents, (c) acknowledges and agrees to the appointment of the Collateral Agent under the Financing Agreement; and (d) shall perform in accordance with the terms of the Loan Documents all the obligations it is required to perform as a Lender thereunder. All parties hereto acknowledge and agree that upon the making of its portion of the Term Loan to the Borrower in accordance with this Amendment, Fifth Third shall have all rights of a Lender under the Loan Documents.

16.    Excluded Swap Obligations.
(a)    Notwithstanding any provision of this Amendment, the Financing Agreement or any other Loan Document, no Guaranty by any Loan Party under any Loan Document shall include a Guaranty of any Excluded Swap Obligation, and no Collateral provided by any Loan Party shall secure any Excluded Swap Obligation. If any payment is made by, or any collection is realized from, any Loan Party for which there are Excluded Swap Obligations, or from any Collateral provided by such Loan Party, the proceeds thereof shall be applied to pay the Obligations of such Loan Party on a ratable basis determined without giving effect to such Excluded Swap Obligations, and each reference in this Amendment, the Financing Agreement or any other Loan Document to the ratable application of such amounts as among the Obligations or any specified portion of the Obligations that would otherwise include such Excluded Swap Obligations shall be deemed so to provide.
(b)    Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under Article IX and the Loan Documents in respect of Swap Obligations. The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until its Guaranty is released. Each Qualified ECP Guarantor intends that this Section constitute, and this Section 16 shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
17.    Continued Effectiveness of Financing Agreement. Each Credit Party hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Financing Agreement, and each reference in any other Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent or any Lender, or to grant to the Collateral Agent or any Lender a Lien on any collateral as security for the Obligations of such Loan Party from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.
18.    Miscellaneous.
(a)    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
(b)    Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(c)    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)    Each Loan Party hereby acknowledges and agrees that (x) this Amendment constitutes a "Loan Document" under the Financing Agreement and (y) the additional Term Loan to be made by Fifth Third on the Amendment Effective Date shall be the "Incremental Loan" as such term is defined in the Financing Agreement (as in effect as of the date hereof). Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Collateral Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, except as expressly provided herein.
(e)    This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
(f)    The Borrower agrees to pay on demand all costs and expenses of the Lenders in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.
(g)    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE REVISIONS CONTEMPLATED HEREIN.
[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.
BORROWER:
LION OIL COMPANY
By: /s/ Andrew L. Schwarcz______________________
Name: Andrew L. Schwarcz
Title: Vice President and Assistant Secretary
By: /s/ Danny C. Norris ______________________
Name: Danny C. Norris
Title: Vice President and Chief Accounting Officer

AMENDMENT NO. 1 TO AMENDED AND RESTATED FINANCING AGREEMENT and AMENDED AND RESTATED PARENT GUARANTY

GUARANTORS:
J. CHRISTY CONSTRUCTION CO., INC.
By: /s/ Andrew L. Schwarcz______________________
Name: Andrew L. Schwarcz
Title: Vice President and Assistant Secretary
By: /s/ Danny C. Norris ______________________
Name: Danny C. Norris
Title: Vice President and Chief Accounting Officer

LION OIL TRADING & TRANSPORTATION, LLC
By: /s/ Andrew L. Schwarcz______________________
Name: Andrew L. Schwarcz
Title: Vice President and Assistant Secretary
By: /s/ Danny C. Norris ______________________
Name: Danny C. Norris
Title: Vice President and Chief Accounting Officer

AMENDMENT NO. 1 TO AMENDED AND RESTATED FINANCING AGREEMENT and AMENDED AND RESTATED PARENT GUARANTY

PARENT:
DELEK US HOLDINGS, INC.
By: /s/ Andrew L. Schwarcz______________________
Name: Andrew L. Schwarcz
Title: Vice President and Assistant Secretary
By: /s/ Danny C. Norris ______________________
Name: Danny C. Norris
Title: Vice President and Chief Accounting Officer

AMENDMENT NO. 1 TO AMENDED AND RESTATED FINANCING AGREEMENT and AMENDED AND RESTATED PARENT GUARANTY

BANK HAPOALIM B.M., as Collateral Agent and as a Lender
By: /s/ David Fishler______________________
Name: David Fishler
Title: Senior Vice President Commercial Real Estate
By: /s/ Ilana Druyan ______________________
Name: Ilana Druyan
Title: Vice President Commercial Real Estate

AMENDMENT NO. 1 TO AMENDED AND RESTATED FINANCING AGREEMENT and AMENDED AND RESTATED PARENT GUARANTY

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender
By: /s/ Ilya Feplitsky______________________
Name: Ilya Feplitsky
Title: AVP
By: /s/ Mali Golan ______________________
Name: Mali Golan
Title: First Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED FINANCING AGREEMENT and AMENDED AND RESTATED PARENT GUARANTY

FIFTH THIRD BANK, as a Lender
By: /s/ Lisa R. Cook______________________
Name: Lisa R. Cook
Title: Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED FINANCING AGREEMENT and AMENDED AND RESTATED PARENT GUARANTY

Schedule 1.01(A)

Lender's Loans and Commitments as of the Amendment No. 1 Effective Date

Lender	Address for Notices	Amount of Existing Loan on the Amendment No. 1 Effective Date	Amount of additional Term Loan Commitment	Total amount of Loan after giving effect to the additional Term Loan	Pro Rata Share after giving effect to the additional Term Loan
Bank Hapoalim B.M.	1177 Avenue of the Americas New York, NY 10036 Attn: Yael Weinstock Fax: 212-782-2171	$50,000,000.00	$0.00	$50,000,000.00	45.4545%
Israel Discount Bank of New York	511 Fifth Avenue New York NY 10017 Attn: Roy Nachimzon Fax: 212-551-8259	$40,000,000.00	$0.00	$40,000,000.00	36.3636%
Fifth Third Bank	424 Church Street Suite 600 Nashville, TN 37219 Attn: Lisa Cook Fax: 615-687-3089	$0.00	$20,000,000.00	$20,000,000.00	18.1818%
	TOTALS:	$90,000,000.00	$20,000,000.00	$110,000,000.00	100.0000%